UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 10, 2017

ICU MEDICAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

001-34634	33-0022692
(Commission File Number)	(IRS Employer Identification No.)

951 Calle Amanecer, San Clemente, California	92673
(Address of principal executive offices)	(Zip Code)
(949) 366-2183
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of ICU Medical, Inc. (the “Company”) originally filed on February 9, 2017, as amended on April 21, 2017 (the “Original Report”). This Amendment is being filed solely to correct a typographical error in the opinion paragraph to the audit report in the Audited Combined Financial Statements of Pfizer Infusion Systems as of October 2, 2016 and December 31, 2015 and for the period from January 1, 2016 to October 2, 2016 and for the years ended December 31, 2015 and 2014 (the “Financial Statements”) filed as Exhibit 99.1 to the Original Report. This Amendment does not update, modify, or amend the disclosures set forth in the Original Report or include any other modifications to the exhibits included as part of the Original Report. The Financial Statements, including the corrected opinion paragraph, are attached as Exhibit 99.1 hereto.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1
Audited Combined Financial Statements of Pfizer Infusion Systems as of October 2, 2016 and December 31, 2015 and for the period from January 1, 2016 to October 2, 2016 and for the years ended December 31, 2015 and 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2017

    ICU MEDICAL, INC.

    /s/ SCOTT E. LAMB
    Scott E. Lamb
    Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1
Audited Combined Financial Statements of Pfizer Infusion Systems as of October 2, 2016 and December 31, 2015 and for the period from January 1, 2016 to October 2, 2016 and for the years ended December 31, 2015 and 2014